UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West Main Avenue, Suite 2D, West Fargo, ND	58078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 277-0080

______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2022, BT Brands, Inc. (“we,” “us” or the “Company”) completed the acquisition of approximately 41.4% of the outstanding shares of common stock of Bagger Dave’s Burger Tavern, Inc. (www.baggerdaves.com) for $1,260,000 from Michael Ansley, Bagger Dave’s president and largest stockholder. On the closing date, Mr. Ansley returned for cancellation his shares of preferred stock in Bagger Dave’s, which comprised all of the outstanding preferred stock on the closing date, and resigned as an officer and director.

Bagger Dave's owns and operates six Bagger Dave's restaurants, a casual restaurant and bar concept that offers a warm, inviting, and entertaining atmosphere. Bagger Dave's specializes in locally sourced, never-frozen prime rib recipe burgers, all-natural turkey burgers, hand-cut fries, locally crafted draft beers, milkshakes, salads, black bean turkey chili, pizza and other items. Bagger Dave's opened its first restaurant in Berkley, Michigan in January 2008 and operates three additional restaurants in Michigan, one in Ft. Wayne, Indiana and one in Centerville, Ohio.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1

Stock Purchase Agreement dated June 2, 2022, by and among BT Brands, Inc., as purchaser, and Michael Ansley, Manitou Blue LLC, Thomas M. Ansley Custodian Madison Ansley UGMA MI Thomas M. Ansley Custodian Mary-Kate Ansley UGMA MI, and Thomas M. Ansley Custodian David Ansley UGMA MI, as sellers.*

99.2	Press Release dated June 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* Certain schedules to this exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: June 6, 2022	By:	/s/ Gary Copperud
Gary Copperud
Chief Executive Officer

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